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                                                                    Exhibit 99.2

                                 Amendment No. 1
                                       To
                          Agreement and Plan of Merger

         The Agreement and Plan of Merger dated as of January 12, 1999 (the "Agreement"), by and among Casella Waste Systems, Inc., a Delaware corporation ("Buyer"), Rutland Acquisition Sub, Inc., a New Jersey corporation and a direct, wholly-owned subsidiary of Buyer ("Sub") and KTI, Inc., a New Jersey corporation ("Seller") is hereby amended as follows as of this 12th day of May, 1999. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         1. Section 2.01(c) is hereby amended by deleting the first sentence thereof and substituting the following in lieu thereof:

          "Subject to Section 2.02, each issued and outstanding share of Seller Common Stock (other than shares to be canceled in accordance with Section 2.01(b) and any shares of Seller Common Stock which are held by shareholders who are dissenting shareholders pursuant to Section 14A: 11-3 of the NJBCA), shall be converted into the right to receive 0.59 shares (the "Exchange Ratio") of Buyer Common Stock."

         2. The references to "November 30, 1998" in Section 3.02(a) are hereby deleted and "May 11, 1999" is hereby substituted in lieu thereof, and the reference to "13,263,960" in clause (i) of the second sentence of Section 3.02(a) is hereby deleted and "13,916,238" is hereby substituted in lieu thereof.

         3. Section 3.04(a) is hereby amended by adding the following sentence after the first sentence thereof: "Without limiting the foregoing, the Seller's Annual Report on Form 10-K for the year ended December 31, 1998, required to be filed on or prior to March 31, 1999, shall be deemed to be a Seller SEC Report, whether or not the same has been filed on or prior to the date hereof.

         4. Section 3.04(b) is hereby amended by deleting the last sentence thereof and inserting the following in lieu thereof: "The audited balance sheet of Seller as of December 31, 1998, in the form of the balance sheet attached hereto as EXHIBIT A, is referred to herein as the "Seller Balance Sheet". The financial statements included in Seller's Annual Report on Form 10-K for the year ended December 31, 1998 (including the notes thereto) shall be identical in all respects to EXHIBIT A."

         5. The reference in Section 3.05 to "September 30, 1998" is hereby deleted and "December 31, 1998" is hereby substituted in lieu thereof.


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         6. Section 3.18 is hereby deleted and the following shall be inserted in lieu thereof:

         "Section 3.18 OPINION OF FINANCIAL ADVISOR. The financial advisors of Seller, Credit Suisse First Boston Corporation and CIBC Oppenheimer Corp., have each delivered to the Board of Directors of Seller an opinion dated the date of this Amendment No. 1 to the effect that the Exchange Ratio (as amended by this Amendment No. 1) is fair to the holders of Seller Common Stock from a financial point of view."

         7. The references to "November 30, 1998" in Section 4.02(a) are hereby deleted and "April 30, 1999" is hereby substituted in lieu thereof, and the reference to "13,819,473" in the second sentence of Section 3.02(a) is hereby deleted and "14,504,011" is hereby substituted in lieu thereof. The reference to October 31, 1998 is hereby deleted and January 31, 1999 is hereby substituted in lieu thereof.

         8. Section 4.04(b) is hereby amended by deleting the last sentence thereof and inserting the following in lieu thereof: "The unaudited balance sheet of Seller as of January 31, 1999 is referred to herein as the "Seller Balance Sheet".

         9. The reference in Section 4.05 to "October 31, 1998" is hereby deleted and "January 31, 1999" is hereby substituted in lieu thereof.

         10. Section 4.17 is hereby deleted and the following shall be inserted in lieu thereof:

         "Section 4.17   OPINION OF FINANCIAL ADVISOR.  The financial advisor of
Buyer, Donaldson, Lufkin & Jenrette Securities Corporation, has delivered to Buyer an opinion dated the date of this Amendment No. 1, to the effect that the Exchange Ratio (as amended by this Amendment No. 1) is fair to Buyer and its stockholders from a financial point of view.

         11. Section 5.01 is hereby amended by adding the following sentence immediately following the first sentence thereof: "Unless filed on or prior to the date hereof, Seller shall promptly (and in any event within five business days after the date hereof) file its Annual Report on Form 10-K for the year ended December 31, 1998."

         12. Section 5.02(f) is hereby deleted and the following shall be inserted in lieu thereof:

         (f) (i) Except to the extent required under applicable law or the terms of a collective bargaining agreement, increase or agree to increase the compensation payable or to become payable to its officers or employees, except

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for increases in salary or wages of employees in accordance with past practices,
(ii) grant any additional severance or termination pay to, or enter into any employment or severance agreements with, any employees or officers, (iii) enter into any collective bargaining agreement, or (iv) establish, adopt, enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy or arrangement for the benefit of any directors, officers or employees or pay any bonuses except for bonuses based on the performance of Buyer and its employees during Buyer's 1999 fiscal year which are consistent in nature and amount with Buyer's bonus payments for its prior year or in accordance with contracts in effect on the date hereof.

         13. Section 5.02(d) is hereby amended by deleting the reference to "$20 million" and inserting "$30 million" in lieu thereof.

         14. Section 5.03 is hereby amended by adding the following sentence to the end thereof: "Without limiting the foregoing, the Seller shall confer on a regular and frequent basis with the Buyer with respect to any and all litigation brought or pending against it by shareholders or former shareholders of the Seller as to appropriate defense and other strategies in connection with such litigation, including without limitation the litigation brought by Salvatore Russo, individually and on behalf of a class of persons similarly situated pending in the United States District Court for the District of New Jersey.

         15. A new Section 7.02(h) shall be added, which shall read as follows:

                  "(h) TERI ENVIRONMENTAL MATTERS. The violations at the Timber Energy Resources, Inc. biomass-to-energy facility in Telogia, Florida shall not have resulted in, and are not likely, in the reasonable judgment of Buyer, to result in, (i) the conviction of Seller or any subsidiary thereof or any officer or director of any such entity of, or the entry of a pleading of guilty or nolo contendere by any such person or entity to, any criminal charge relating thereto, or (ii) fines, penalties or other financial liability to Seller or any of its subsidiaries of more than $500,000."

         16. Section 7.03(d) is hereby deleted and the following shall be inserted in lieu thereof:

         "(d) EMPLOYMENT AGREEMENTS. The executive officers of Buyer shall have entered into Employment Agreements with Buyer in the form set forth as Exhibit D at compensation levels approved by the Board of Directors of the Buyer, which such compensation shall be consistent with the compensation payable to the officers of Seller entering into Employment Agreements with Buyer as contemplated by Section 7.02(g) above."

         17. Section 9.02(b) is hereby amended by deleting the party which is to receive a copy of notices to Seller, and inserting the following in lieu thereof:

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                                    Cadwalader, Wickersham & Taft
                                    100 Maiden Lane
                                    New York NY 10038
                                    Attention: Brian Hoffmann, Esq.
                                    Telecopy: (212) 504-5541

         18. The Seller Disclosure Schedule attached to the Agreement is hereby deleted and the Seller Disclosure Schedule attached hereto shall be inserted in lieu thereof.

         19. The Buyer Disclosure Schedule attached to the Agreement is hereby deleted and the Buyer Disclosure Schedule attached hereto shall be inserted in lieu thereof.

         20. Schedule 6.15 is hereby deleted and Schedule 6.15 attached hereto shall be substituted in lieu thereof.

         21. The last sentence of Section 9.03 is hereby deleted, and the following shall be inserted in lieu thereof: "All references to 'the date of this Agreement', 'the date hereof', and terms of similar import, other than with respect to the provisions of Sections 5.01 and 5.02, shall mean the date of this Amendment No. 1. For purposes of Sections 5.01 and 5.02, such words shall mean January 12, 1999." Each party hereby agrees that no action taken by the other or its employees or other representatives prior to the date of this Amendment No. 1 constituted a violation of the provisions of Sections 6.02, 6.06 or 6.07 of the Agreement, and releases the other from and against any claim that any such violation occurred.

         22. In all other respects, the Agreement shall remain in full force and effect, and all references in the Agreement to "this Agreement" shall mean the Agreement as amended hereby.




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         IN WITNESS WHEREOF, Buyer, Sub and Seller have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                                    CASELLA WASTE SYSTEMS, INC.


                                    By: /s/ JOHN W. CASELLA
                                       ----------------------------------------
                                        John W. Casella, Chairman and CEO


                                    RUTLAND ACQUISITION SUB, INC.


                                    By: /s/ JOHN W. CASELLA
                                       ----------------------------------------
                                         John W. Casella, President

                                    KTI, INC.


                                    By: /s/ ROSS PIRASTEH
                                       ----------------------------------------
                                         Ross Pirasteh, Chairman





         [Signature page to Amendment No. 1 to Agreement and Plan of Merger]


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